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                                   EXHIBIT 99
                             JOINT FILER INFORMATION

Name:                               Camden Partners Strategic Fund II-A, L.P. ("CPS Fund II-A")

Relationship to Issuer:             CPS Fund II-A is the direct beneficial owner of 171,265 Series F Shares, currently convertible into 171,265 shares of the Common Stock. CPS Fund II-A disclaims beneficial ownership of any of the Issuer's securities not held of record by it.

Joint Filer's Address:              One South Street
                                    Suite 2150
                                    Baltimore, Maryland 21202

Designated Filer:                   Camden Partners Strategic II, LLC ("CPS II")

Issuer and Ticker Symbol:           Nobel Learning Communities, Inc. ("NLCI")

Date of Event
Requiring Statement:                September 9, 2003


Camden Partners Strategic Fund II-A , L.P.

By:     Camden Partners Strategic II, LLC, its general partner

Signature:   /S/ DONALD W. HUGHES
             ----------------------
By:          Donald W. Hughes, Managing Member

                             JOINT FILER INFORMATION

Name:                               Camden Partners Strategic Fund II-B, L.P. ("CPS Fund II-B")

Relationship to Issuer:             CPS Fund II-B is the direct beneficial owner of 10,160 Series F Shares, currently convertible into 10,160 shares of the Common Stock. CPS Fund II-B disclaims beneficial ownership of any of the Issuer's securities not held of record by it.

Joint Filer's Address:              One South Street
                                    Suite 2150
                                    Baltimore, Maryland 21202

Designated Filer:                   Camden Partners Strategic II, LLC ("CPS II")

Issuer and Ticker Symbol:           Nobel Learning Communities, Inc. ("NLCI")

Date of Event
Requiring Statement:                September 9, 2003

Camden Partners Strategic Fund II-B , L.P.

By:      Camden Partners Strategic II, LLC, its general partner

Signature:    /S/ DONALD W. HUGHES
             ----------------------
By:          Donald W. Hughes, Managing Member

                             JOINT FILER INFORMATION

Name:                               David L. Warnock

Relationship to Issuer:             Director of the Issuer as designee of CPS Fund II-A and CPS Fund II-B.   Managing Member of CPS
                                    II.  By virtue of CPS II being the sole general partner of each of CPS Fund II-A and CPS Fund
                                    II-B and Mr. Warnock being a Managing Member of CPS II, Mr. Warnock may be deemed to beneficially own the reported securities directly beneficially owned by each of CPS Fund II-A and CPS Fund II-B. Mr. Warnock disclaims beneficial ownership of any of the Issuer's securities held by CPS Fund II-A and CPS Fund II-B, except to the extent of his indirect pecuniary interest therein.

Joint Filer's Address:              One South Street
                                    Suite 2150
                                    Baltimore, Maryland 21202

Designated Filer:                   Camden Partners Strategic II, LLC ("CPS II")

Issuer and Ticker Symbol:           Nobel Learning Communities, Inc. ("NLCI")

Date of Event
Requiring Statement:                September 9, 2003


David L. Warnock


Signature:    /S/ DONALD W. HUGHES
             ----------------------
By:          Donald W. Hughes, Attorney-in-Fact

                             JOINT FILER INFORMATION

Name:                               Donald W. Hughes

Relationship to Issuer:             Managing Member of CPS II.  By virtue of CPS II being the sole general partner of each of CPS
                                    Fund II-A and CPS Fund II-B and Mr. Hughes being a Managing Member of CPS II, Mr. Hughes may be deemed to beneficially own the reported securities directly beneficially owned by each of CPS
                                    Fund II-A and CPS Fund II-B.  Mr. Hughes disclaims beneficial ownership of any of the Issuer's securities held by CPS Fund II-A and CPS Fund II-B, except to the extent of his indirect pecuniary interest therein.


Joint Filer's Address:              One South Street
                                    Suite 2150
                                    Baltimore, Maryland 21202

Designated Filer:                   Camden Partners Strategic II, LLC ("CPS II")

Issuer and Ticker Symbol:           Nobel Learning Communities, Inc. ("NLCI")

Date of Event
Requiring Statement:                September 9, 2003


Donald W. Hughes


Signature:    /S/ DONALD W. HUGHES
             ----------------------
By:          Donald W. Hughes

                             JOINT FILER INFORMATION

Name:                               Richard M. Johnston

Relationship to Issuer:             Managing Member of CPS II.  By virtue of CPS II being the sole general partner of each of CPS
                                    Fund II-A and CPS Fund II-B and Mr. Johnston being a Managing Member of CPS II, Mr. Johnston may be deemed to beneficially own the reported securities directly beneficially owned by each of
                                    CPS Fund II-A and CPS Fund II-B.  Mr. Johnston disclaims beneficial ownership of any of the
                                    Issuer's securities held by CPS Fund II-A and CPS Fund II-B, except to the extent of his indirect pecuniary interest therein.

Joint Filer's Address:              One South Street
                                    Suite 2150
                                    Baltimore, Maryland 21202

Designated Filer:                   Camden Partners Strategic II, LLC ("CPS II")

Issuer and Ticker Symbol:           Nobel Learning Communities, Inc. ("NLCI")

Date of Event
Requiring Statement:                September 9, 2003


Richard M. Johnston


Signature:    /S/ DONALD W. HUGHES
             ----------------------
By:          Donald W. Hughes, Attorney-in-Fact

                             JOINT FILER INFORMATION


Name:                               Richard M. Berkeley

Relationship to Issuer:             Managing Member of CPS II.  By virtue of CPS II being the sole general partner of each of CPS
                                    Fund II-A and CPS Fund II-B and Mr. Berkeley being a Managing Member of CPS II, Mr. Berkeley may be deemed to beneficially own the reported securities directly beneficially owned by each of
                                    CPS Fund II-A and CPS Fund II-B.  Mr. Berkeley disclaims beneficial ownership of any of the
                                    Issuer's securities held by CPS Fund II-A and CPS Fund II-B, except to the extent of his indirect pecuniary interest therein.


Joint Filer's Address:              One South Street
                                    Suite 2150
                                    Baltimore, Maryland 21202

Designated Filer:                   Camden Partners Strategic II, LLC ("CPS II")

Issuer and Ticker Symbol:           Nobel Learning Communities, Inc. ("NLCI")

Date of Event
Requiring Statement:                September 9, 2003


Richard M. Berkeley


Signature:   /S/ DONALD W. HUGHES
             ----------------------
By:          Donald W. Hughes, Attorney-in-Fact